UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 2
CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 18, 2011 (August 1, 2010)
VANGUARD HEALTH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	333-71934	62-1698183

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

20 Burton Hills Boulevard, Suite 100, Nashville, Tennessee	37215

(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code (615) 665-6000
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURES

EXHIBIT INDEX

Ex-99.1

Ex-99.2

Ex-99.3

Ex-99.4

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
     Vanguard Health Systems, Inc. (“Vanguard”), a Delaware corporation, hereby amends its Current Report on Form 8-K, dated August 4, 2010, as amended on Form 8-K/A, dated October 13, 2010, and information relating to the acquisition of certain assets and liabilities of two acute-care hospitals located in the western suburbs of Chicago, Illinois and related outpatient and ancillary businesses (the “Resurrection Facilities”) from affiliates of Resurrection Health Care Corporation on August 1, 2010. The hospitals acquired by certain of Vanguard’s subsidiaries were the West Suburban Medical Center, a 233-bed acute care facility located in Oak Park, Illinois and Westlake Hospital, a 225-bed acute care facility located in Melrose Park, Illinois. Vanguard previously filed Amendment No. 1 on Form 8-K on October 13, 2010, which included the audited combined financial statements of the acquired entities for certain historical fiscal periods, unaudited condensed combined financial statements of the acquired entities for certain completed interim periods and unaudited pro forma condensed combined financial information of Vanguard and its subsidiaries for certain of those same annual and interim periods giving effect to the Resurrection Facilities. However, the audited combined financial statements of the acquired entities for their most recently completed fiscal period, June 30, 2010, were not then available. Vanguard has now received these audited combined financial statements and is providing supplemental financial information relating to the Resurrection Facilities as follows.
(a)	Financial statements of businesses acquired.

The required audited combined financial statements of West Suburban Medical Center and Westlake Hospital as of June 30, 2010 and 2009 and for the years ended June 30, 2010, 2009 and 2008, herewith as Exhibit 99.1.

(b)	Pro forma financial information.

The required unaudited pro forma condensed combined financial information of Vanguard and its subsidiaries, giving effect to the acquisition of the Resurrection Facilities as if it had occurred on June 30, 2010, as to the balance sheet, and as if it had occurred as of July 1, 2009, as to the statement of operations for the year ended June 30, 2010, is filed herewith as Exhibit 99.2.

(d)	Exhibits.

The exhibits filed as part of this Current Report on Form 8-K are listed in the Exhibit Index that is located at the end of this Current Report on Form 8-K/A.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly authorized this report to be signed on its behalf by the undersigned thereunto duly authorized.

VANGUARD HEALTH SYSTEMS, INC.
BY:	/s/ Gary D. Willis
Gary D. Willis
Senior Vice President, Controller and Chief Accounting Officer

Date: January 18, 2011

EXHIBIT INDEX

Exhibit
Number	Description

99.1
Audited combined financial statements of West Suburban Medical Center and Westlake Hospital as of June 30, 2010 and 2009, and for the years ended June 30, 2010, 2009 and 2008, together with Report of Independent Auditor.

99.2	Unaudited pro forma condensed combined financial information of Vanguard and its subsidiaries as of June 30, 2010, and for the year ended June 30, 2010.

99.3
Asset Purchase Agreement, dated as of March 17, 2010, among West Suburban Medical Center, Westlake Community Hospital, Resurrection Services, Resurrection Ambulatory Services, VHS Westlake Hospital, Inc., and VHS West Suburban Medical Center, Inc. (Incorporated by reference from Exhibit 99.1 to Vanguard Health Systems, Inc.’s Current Report on Form 8-K dated August 4, 2010, File No. 333-71934).

99.4
First Amendment to Asset Purchase Agreement, dated as of July 31, 2010, among West Suburban Medical Center, Westlake Community Hospital, Resurrection Services, Resurrection Ambulatory Services, VHS Westlake Hospital, Inc., and VHS West Suburban Medical Center, Inc., VHS Acquisition Subsidiary Number 4, Inc., Midwest Pharmacies, Inc. and MacNeal Physicians Group, LLC (Incorporated by reference from Exhibit 99.2 to Vanguard Health Systems, Inc.’s Current Report on Form 8-K dated August 4, 2010, File No. 333-71934).